                                                                   Exhibit 10.13

ENDORSEMENT NO. 3

Attached to and made a part of the

PROPERTY PER RISK EXCESS OF LOSS
REINSURANCE AGREEMENT NO. 5320-01A/01B

between

NATIONAL REINSURANCE CORPORATION
Stamford, Connecticut
(hereinafter referred to as the "REINSURER")

and

MERCURY CASUALTY COMPANY
Los Angeles, California
(hereinafter referred to as the "COMPANY")
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                                       2



IT IS MUTUALLY AGREED that effective at 12:01 a.m., April 1, 1995, Exclusion 10.b., appearing, in ADDENDUM A - EXCLUSIONS, is deleted and replaced by the following:

     b. The peril of earthquake, when written as such;

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement No. 3
to be executed in  Los Angeles, California, in duplicate this            day
of             , 1995.

                           MERCURY CASUALTY COMPANY


                           ________________________


ATTEST:
       _______________________________________

And in Stamford, Connecticut, this          day of                  , 1995.


                              NATIONAL REINSURANCE CORPORATION


                              ________________________________
                                   Second Vice President


ATTEST:
       _______________________________________